================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: October 1, 1999
                        (Date of earliest event reported)

                              LTC HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                       1-14151                  91-1895305
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                         300 ESPLANADE DRIVE, SUITE 1865
                            OXNARD, CALIFORNIA 93030
          (Address of principal executive offices, including zip code)

                                 (805) 981-8659
              (Registrant's telephone number, including area code)

================================================================================

ITEM 2.  ACQUISITION OF ASSETS

Effective September 1, 1999 the Company entered into long-term leases with LTC Properties, Inc. ("LTC") and began operating six skilled nursing facilities that were previously operated by Mariner Post-Acute Networks, Inc. Subsequently, effective October 1, 1999, the Company entered into long-term leases with LTC and began operating eight skilled nursing facilities and one assisted living facility. Six of these facilities were previously operated by a subsidiary of Sun Healthcare Group, Inc. ("Sun") and three of these facilities were previously operated by NewCare Health Corporation ("NewCare"). The 15 facilities are located in six states and have 1,436 beds/units.

Effective October 1, 1999 in an auction held by the Bankruptcy Court, the Company purchased three skilled nursing facilities and one hospital, a partnership interest in a skilled nursing facility and leasehold interests in nine skilled nursing facilities. All of the properties were formerly owned and/or operated by NewCare. The Company acquired these assets and the related accounts receivable for a total purchase price of $13 million, which was financed through a non-recourse loan from a third party lender. In addition, the Company received a $5 million non-recourse working capital line of credit from the same lender. Three of these facilities are leased from LTC. The 14 facilities are located in five states and have a total of 1,323 beds.

Effective October 1, 1999, the Company entered into a management agreement with a third party operator of long-term care facilities for the operation of the 23 facilities discussed above that were formerly operated by Sun and NewCare.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              The Company will seek to file any required financial statements of businesses acquired by amendment to this Form 8-K as soon as feasible.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              The Company will seek to file pro forma financial information by amendment to this Form 8-K as soon as feasible.

         (c)  EXHIBITS.

              10.1 Secured Term Note, dated as of September 30, 1999, by and between LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc.,
                    LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc., LTC Healthcare Acquisition Company, Inc. and Heller Healthcare Finance, Inc.

              10.2 Revolving Credit Note, dated as of September 30, 1999, by and between LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc., LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc., LTC Healthcare Acquisition Company, Inc. and Heller Healthcare Finance, Inc.

              10.3 Loan and Security Agreement dated as of September 30, 1999, by and between LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc., LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc., LTC Healthcare Acquisition Company, Inc. and Heller Healthcare Finance, Inc.

              10.4 Agreement to Provide Management Services dated as of September 30, 1999 by and between Senior Care Management Group, LLC and LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc., LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc. and LTC Healthcare Acquisition Company, Inc.

              10.5 Agreement to Provide Management Services dated as of September 30, 1999 by and between Senior Care Management Group LLC and LTC Healthcare, Inc., LTC Healthcare of Venice, Inc., LTC Healthcare of Crawfordville, Inc., LTC Healthcare of Olathe, Inc., LTC Healthcare of Tiptonville, Inc., LTC Healthcare of Roberta, Inc., LTC Healthcare of Jonesboro, Inc., LTC Healthcare of Richmond, Inc., LTC Healthcare of Tappahannock, Inc. and LTC Healthcare of Fayetteville, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LTC HEALTHCARE, INC.

Date:  October 15, 1999                  /s/ JAMES J. PIECZYNSKI
                                         -------------------------------------
                                         James J. Pieczynski
                                         President and Chief Financial Officer